EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Hatteras Master Fund, L.P., does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Hatteras Master Fund, L.P., for the year ended March 31, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Hatteras Master Fund, L.P. for the stated period.

/s/ David B. Perkins		/s/ Allison Zollicoffer
David B. Perkins President, Hatteras Master Fund, L.P.		Allison Zollicoffer Treasurer, Hatteras Master Fund, L.P.

Dated:	06/09/2021

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Hatteras Master Fund, L.P. for purposes of Section 18 of the Securities Exchange Act of 1934.